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                  NEITHER THIS NOTE NOR ANY SECURITIES ISSUABLE UPON CONVERSION
                  HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NONE OF SUCH SECURITIES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SUCH ACT UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

                                  HOWTEK, INC.
                           CONVERTIBLE PROMISSORY NOTE

$1,000,000                                            Hudson, New Hampshire
                                                       April 4, 1996

         Howtek, Inc., a Delaware corporation (the "Company"), the principal office of which is located at 21 Park Avenue, Hudson, New Hampshire, for value received, hereby promises to pay to the order of Dr. Lawrence Howard the principal sum of One Million Dollars ($l,000,000), or such lesser amount as then equals the outstanding principal amount hereof, together with any unpaid accrued interest hereon, as set forth below, on January 4, 1998. Payment of all amounts due hereunder shall be made in lawful currency of the United States of America, at Dr. Lawrence Howard's address at 660 Madison Avenue, New York, New York 10022, or at such other address as the Holder specifies.

         The following is a statement of certain rights of the Holder of this Note, to which the Holder hereof, by the acceptance of this Note, agrees:

                  1. Definitions. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

                       (i) "Company" includes the Company and any other corporation or entity that succeeds to or assumes the obligations of the Company under this Note.

                       (ii) "Holder" means any person who shall at the time be the holder of this Note.

                  2.   Interest.

                       2.1 Accrual. This Note shall bear, and the Company shall pay, interest on the principal amount hereof outstanding from time to time at a variable rate per annum equal to (a) the rate publicly announced from time to time by Citibank, N.A. at its principal office in New York, New York, as its "base" rate (the "Base Rate"), plus two percent (2%), or (b) if less, the maximum rate permitted by law. Each change in the interest rate hereunder shall take effect simultaneously with the corresponding change in the Base Rate.


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                       2.2 Payment. Accrued and unpaid interest shall be due and
payable (a) monthly on the third day of the month, (b) at any time that the outstanding principal hereof is due and payable, (c) upon any conversion of the outstanding principal hereof pursuant to Section 5 (to the extent such interest is not converted pursuant to such Section 5) and (d) to the extent provided in
Section 3 hereof, upon any prepayment pursuant to said Section 3.

                       2.3 Security. The principal amount of and all interest accrued under this Note shall be secured pursuant to a security agreement (the "Security Agreement") dated the date hereof between the Company and the Holder.

                  3. Prepayment. Upon twenty (20) days' prior written notice to the Holder, the Company may at any time prepay, in whole or in part (but, if in part only, then not less than $25,000 in principal amount or an integral multiple thereof), the principal amount of this Note, without penalty or premium. Each notice of prepayment under this Section 3 shall specify the date fixed for such prepayment, the principal amount hereof to be prepaid on such date, the amount of unpaid interest that will have accrued to such date on such principal amount and the then effective Conversion Price (as defined in Section
5) and shall state that the Holder may, in lieu of accepting such payment, convert all or any part of such principal amount and accrued interest pursuant to Section 5 hereof at any time prior to the date so fixed for such prepayment. On the date so fixed for such prepayment, the principal amount specified in such notice of prepayment, together with all unpaid interest on such principal amount accrued to such date, shall become due and payable.

                  4.   Events of Default. If any Event of Default, as defined in
Section 4.1, occurs and is continuing, the entire principal amount of and unpaid accrued interest on this Note may be declared immediately due and payable.

                       4.1 The occurrence of any one of the following shall constitute an Event of Default under this Note:

                       (a) Failure to pay any amount of principal or interest under this Note when due.

                       (b) The Company makes an assignment for the benefit of creditors, becomes insolvent, dissolves, or commences or becomes subject to any proceeding under the United States Bankruptcy Code or any other insolvency, receivership, reorganization, or debtors relief law.

                       (c) The Company shall enter into any merger or consolidation, or liquidate, wind-up or dissolve, or convey, sell, lease or otherwise transfer all or substantially all of its assets.

                       (d) The Company shall breach any provision of this Note or of the Security Agreement.

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                       4.2 The Company shall pay all costs and expenses,
including reasonable attorneys' fees, paid or incurred by Holder to enforce this Note whether upon maturity or acceleration.

                  5.   Conversion.

                       5.1 Voluntary Conversion. The Holder of this Note has the right, at the Holder's option, at any time prior to payment in full of the principal balance of this Note, to convert this Note, in accordance with the provisions of Section 5.3 hereof, in whole or in part, into fully paid and non-assessable shares of Common Stock, $0.01 per share par value, of the Company (the "Common Stock"). The number of shares of Common Stock into which this Note may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount together with all accrued interest to the date of conversion by the Conversion Price (as defined below) in effect at the time of such conversion. The price at which shares of Common Stock shall be delivered upon conversion shall be $3.00 per share of Common Stock, which price represents a 20% discount off the closing bid price of the Company's Common Stock as quoted on the NASDAQ National Market as of the close of business on the date next preceding the date of this Note.

                       5.2 Optional Conversion Upon Consummation of Offering. At the option of the Holder, (a) the entire principal amount of this Note and, at the option of the Holder, all interest accrued under this Note shall be converted into shares of Common Stock at the Conversion Price at the time in effect immediately prior to the closing of a firmly underwritten public offering (an "Offering") pursuant to a registration statement filed by the Company under the Securities Act of 1933, as amended (the "Act"), with aggregate net proceeds to the Company of at least $2,000,000 and at a price of not less than $5.00 per share of Common Stock (as presently constituted, subject to proportionate adjustment in the event of any stock split, stock dividend, reverse stock split, combination, consolidation, reclassification or similar event), or (b) the entire principal amount of this Note and all interest accrued under this Note shall be paid to the Holder upon the closing of an Offering, or (c) the Note shall remain outstanding after the closing of an Offering.

                       5.3 Conversion Procedure.

                           5.3.1 Notice of Conversion Pursuant to Section 5.1.
To exercise its conversion right pursuant to Section 5.1, the Holder shall surrender this Note to the office of the Company and shall give written notice by mail, postage prepaid, to the Company at its principal corporate office, of the election to convert the same pursuant to Section 5.1, which notice shall specify the principal amount of the Note to be converted, the amount of accrued interest to be converted, and the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to the Holder of this Note a certificate or certificates for the number of shares of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been made

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immediately prior to the close of business on the date of such surrender of this
Note or on such subsequent date as the holder specifies in the notice of conversion as the date upon which such conversion is to be effected, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

                           5.3.2 Notice of Conversion Pursuant to Section 5.2.
If an Offering described in Section 5.2 is to be consummated, not less than ten days' prior written notice shall be delivered to the Holder of this Note at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice or, if no such address appears or is given, at the place where the principal executive office of the Company is located, notifying the Holder of the Offering to be consummated and the Holder's options pursuant to Section 5.2, specifying the Conversion Price, the date on which such conversion would occur if the Holder chooses to convert and instructing such Holder as to where to surrender this Note to the Company, in the manner and at the place designated if the Holder chooses to convert pursuant to Section 5.2(a) or (b).

                       5.4 Delivery of Stock Certificates. As promptly as practicable after the conversion of this Note, the Company at its expense will issue and deliver to the Holder of this Note a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion.

                       5.5 Mechanics and Effect of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the holder, the amount of outstanding principal that is not so converted such payment to be in the form as provided below. Upon the conversion of this Note pursuant to Section 5.1 above, the Holder shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable thereafter, issue and deliver to such Holder at such principal office a certificate or certificates for the number of shares of such Common Stock which the Holder shall be entitled to upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described above. In the event of any conversion of this Note pursuant to Section 5.2 above, such conversion shall be deemed to have been made immediately prior to the closing of the public offering referred to therein and on such date the Holder of this Note shall be treated for all purposes as the record Holder of the shares of Common Stock issuable upon such conversion. The Company shall pay the Holder, upon the date of such conversion, any interest accrued and unpaid or unconverted to and including the date of such conversion.

         6.    Conversion Price Adjustments.


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                       6.1 Adjustments for Stock Splits and Subdivisions. If the
Company at any time or from time to time after the date hereof fixes a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

                       6.2 Adjustments for Other Distributions. If the Company declares a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or options or rights not referred to in subsection 6.1, then, in each such case the Holder hereof shall be entitled, upon conversion of all or part of this Note, to a proportionate share of any such distribution as though such Holder was the holder of the number of shares of Common Stock of the Company into which this Note is convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

                       6.3 Adjustments for Reverse Stock Splits. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for this Note shall be appropriately increased so that the number of shares of Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.

                       6.4 Notices of Record Date, etc. In the event of:

                           (a) any taking by the Company of a record of the
holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                           (b) any capital reorganization of the Company, any
reclassification or recapitalization of the capital stock of the Company or any transfer of

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all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or

                           (c) any voluntary or involuntary dissolution,
liquidation or winding-up of the Company,

the Company will mail to the holder of this Note at least ten (10) days prior to the earliest date specified therein, a notice specifying (i) the date on which any such record is to be taken for the purpose of the dividend, distribution or right, and the amount and character of such dividend, distribution or right, and
(ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

                      6.5 Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of this Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as are available to the Holder of this Note, the Company shall use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares Common Stock to such number of shares as shall be sufficient for such purposes.

                  7. Registration. The Company shall, promptly after request by the Holder, file a registration statement on Form S-3 (or, if at the time, the Company shall not be eligible for use of such form, such other form as the Company shall then be eligible to use) with the Securities and Exchange Commission and use its best efforts to cause such registration statement to become effective as soon as practicable thereafter, covering the shares of Common Stock issued and/or issuable upon conversion of this Note. The expenses associated with the registration statement shall be borne by the Company. The Company agrees to indemnify the Holder against losses arising from any misstatements contained in the registration statement other than those based on written information supplied to the Company by the Holder.

                  8. Waiver. Borrower waives presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, except only to the extent any such notice or demand is expressly required by the terms hereof. No delay by the Holder hereof in exercising any power or right hereunder shall operate as a waiver of any power or right.

                  9. Application of Payments. All payments hereunder shall be applied first, toward the payment or reimbursement of any fees, costs or expenses payable or

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


reimbursable by the Company hereunder; second, toward the payment of accrued and unpaid interest hereunder; and third, toward the repayment of outstanding principal.

                  10. Assignment. The rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

                  11. Amendment. Any provision of this Note may be amended, waived or modified only by a writing signed by the Company and the Holder.

                  12. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no dividends or interest shall be payable or accrued in respect of this Note or the interest represented hereby or the Conversion Shares obtainable hereunder until, and only to the extent that, this Note has been converted.

                  13. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New Hampshire, excluding that body of law relating to conflict of laws, except that the provisions of Sections 5 and 6 shall be governed by and construed in accordance with the laws of the State of Delaware.

                  14. Headings, References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

           IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first above written.


                                             HOWTEK, INC.



                                             By:  /s/ David Bothwell
                                                  -----------------------
                                                  David Bothwell
                                                  President


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